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                                                                 EXHIBIT e(1)(d)


                                 AMENDMENT NO. 1
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

         The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated as of June ____, 2001, by and between AIM Variable Insurance Funds, a Delaware business trust and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          AIM VARIABLE INSURANCE FUNDS


SERIES I SHARES

AIM V.I. Aggressive Growth Fund
AIM V.I. Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Diversified Income Fund
AIM V.I. Global Utilities Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth and Income Fund
AIM V.I. Growth Fund
AIM V.I. High Yield Fund
AIM V.I. International Equity Fund
AIM V.I. Mid Cap Equity Fund
AIM V.I. Money Market Fund
AIM V.I. New Technology Fund
AIM V.I. Value Fund

SERIES II SHARES

AIM V.I. Aggressive Growth Fund
AIM V.I. Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Diversified Income Fund
AIM V.I. Global Utilities Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth and Income Fund
AIM V.I. Growth Fund
AIM V.I. High Yield Fund
AIM V.I. International Equity Fund
AIM V.I. Mid Cap Equity Fund
AIM V.I. Money Market Fund
AIM V.I. New Technology Fund
AIM V.I. Value Fund"




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     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:                          , 2001
       ------------------------

                                        AIM VARIABLE INSURANCE FUNDS

Attest:                                 By:
       -----------------------------        -----------------------------
         Assistant Secretary                         President


                                        A I M DISTRIBUTORS, INC.

Attest:                                 By:
       -----------------------------        -----------------------------
         Assistant Secretary                         President